SECOND AMENDMENT TO SALE CONTRACT
                        ---------------------------------
     THIS SECOND AMENDMENT TO SALE CONTRACT (this "SECOND AMENDMENT") is made and entered into as of the 31st day of May, 2002, by and between SENIOR LIFESTYLE SHREVEPORT, L.L.C. ("SELLER"), and EMERITUS CORPORATION ("BUYER").

                                    RECITALS
                                    --------

     A. Seller and Buyer entered into that certain Sale Contract dated April 17, 2002, as subsequently amended by that certain First Amendment to Sale Contract dated May 1, 2002 (the "FIRST AMENDMENT"; collectively, the "SALE CONTRACT"), under which terms and conditions were set forth for Seller to sell and Buyer to purchase the Facility (capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Sale Contract).

B. Lender has not yet delivered the Required Consent, which is a mutual condition precedent to closing under Section 12 of the Sale Contract, and Seller and Buyer mutually desire to further extend the Closing Date under the terms and conditions set forth below.

                                    AGREEMENT
                                    ---------

     NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.     Recitals.  The recitals set forth above are hereby incorporated as if set
       --------
     forth  herein  in  their  entirety.
2.     Amendment  to  Closing Date.  Section 6(a) of the Sale Contract is hereby
       ---------------------------
amended to provide that the Closing Date shall mean the earlier to occur of the date on which the conditions precedent to closing set forth in Section 12 of the Sale Contract are satisfied or June 14, 2002 (provided that in no event shall either Seller or Buyer be required to close unless the conditions precedent in
Section  12  of  the  Sale  Contract  which  are  applicable  to  each  of their obligations to close are satisfied). Nothing in the foregoing shall be construed to affect the operation of the final two sentences of Section 2 of the First Amendment.
3.     Counterparts;  Facsimile  Signatures.  This  Second  Amendment  may  be
       ------------------------------------
executed  in  counterparts  which  together  will constitute one agreement.  For purposes of determining the enforceability of this Second Amendment, facsimile signatures shall be deemed originals.
4.     Successors  and Assigns.  This Second Amendment shall be binding upon and
       -----------------------
inure  to  the  benefit  of  the  parties  and  their  successors  and  assigns.
5.     Ratification.  All  terms and conditions of the Sale Contract not amended
       ------------
pursuant to this Second Amendment are hereby ratified and confirmed and remain in full force and effect.
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     IN  WITNESS  WHEREOF,  the  undersigned  parties  have executed this Second
Amendment  as  of  the  day  and  year  first  above  stated.

SELLER:
------

SENIOR  LIFESTYLE  SHREVEPORT,  L.L.C.


By:     /s/    Thilo  D.  Best
        ----------------------
     Thilo  D.  Best
     President  and  Chief  Executive  Officer


BUYER:
-----

EMERITUS  CORPORATION


By:     /s/    Daniel  R.  Baty
        -----------------------
     Daniel  R.  Baty
     Chairman  and  Chief  Executive  Officer


The undersigned is executing this Second Amendment for the sole purpose of evidencing its agreement to the provisions hereof.


HORIZON  BAY  MANAGEMENT,  L.L.C.


By:     /s/    Thilo  D.  Best
        ----------------------
     Thilo  D.  Best
     President  and  Chief  Executive  Officer